Exhibit 10.3

ADOBE SYSTEMS INCORPORATED

2003 Equity Incentive Plan

2006 Performance Share Program

Maximum Award Grant Notice

Adobe Systems Incorporated (the “Company”), pursuant to its 2006 Performance Share Program (the “Program”) under its 2003 Equity Incentive Plan (the “Plan”), hereby awards to Participant the Maximum Award set forth below.  This Maximum Award is subject to all of the terms and conditions as set forth herein and in the Performance Share Maximum Award Agreement, the Program and the Plan, all of which are attached hereto and incorporated herein in their entirety.  Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Plan or the Program, as applicable.

Participant:
Date of Grant:
Number of Shares Subject to Maximum Award:	[ ] shares of Stock
Performance Period:

Delivery of Shares:   Subject to the limitations contained herein and to the provisions of the Plan and the Program, Participant shall be entitled to receive an Actual Award equal to all or a portion (including none) of the Maximum Award on the date specified in the Performance Share Maximum Award Agreement, provided that (i) a specified level of applicable Performance Goals is met during the Performance Period and (ii) Participant continues to render service to the Company or an Affiliate as specified in the Program, and in accordance with (iii) the degree of achievement of applicable Other Performance Goals.

Additional Terms/Acknowledgements:  The undersigned Participant acknowledges receipt of, and understands and agrees to, this Maximum Award Grant Notice, the Performance Share Maximum Award Agreement, the Program, and the Plan.  Participant further acknowledges that as of the Date of Grant, this Maximum Award Grant Notice, the Performance Share Maximum Award Agreement, the Program, and the Plan set forth the entire understanding between Participant and the Company regarding the Maximum Award and supersede all prior oral and written agreements on that subject with the exception of (i) Maximum Awards previously granted to Participant under the Plan, and (ii) the following agreements only:

Other Agreements:

Adobe Systems Incorporated:	Participant:

By:
Signature	Signature

Title:	Date:

Date:

Attachments:	Performance Share Maximum Award Agreement, 2006 Performance Share Program and 2003 Equity Incentive Plan

Attachment I

Performance Share Maximum Award Agreement

Attachment II

2006 Performance Share Program

Attachment III

2003 Equity Incentive Plan